Exhibit (a)(17)

MATERIAL INCOME TAX CONSEQUENCES FOR ELIGIBLE OPTIONEES SUBJECT TO TAXATION

OUTSIDE THE UNITED STATES

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN FRANCE

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in France. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement should not be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will withhold all applicable social taxes with respect to such income. You must directly pay the income taxes with respect to this income.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and social taxes. KLA-Tencor will withhold all applicable social taxes and you will receive the portion of the Cash Bonus net of such amounts. You will be responsible for directly paying the income taxes with respect to such income.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN GERMANY

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Germany. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. It is unlikely that the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date (as determined under German tax rules) and the exercise price paid for those shares. KLA-Tencor will withhold all applicable income and social security taxes with respect to such income.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. KLA-Tencor will withhold all applicable taxes and you will receive the portion of the Cash Bonus net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN INDIA

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in India. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will withhold all applicable income and social security taxes with respect to such income.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. KLA-Tencor will withhold all applicable taxes and you will receive the portion of the Cash Bonus net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN ISRAEL

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Israel. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Amendment of Option. It is likely that you will be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement will likely be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will withhold all applicable income and social security taxes with respect to such income.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. KLA-Tencor will withhold all applicable taxes and you will receive the Cash Bonus net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN JAPAN

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Japan. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. You will be responsible for directly paying the applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN MALAYSIA

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Malaysia. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement should not be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. In certain cases, it may be possible to elect to be taxed on the difference between the fair market value of the shares on the date of vesting and the exercise price paid for the shares. KLA-Tencor will withhold all applicable income and social security taxes with respect to such income.

Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. KLA-Tencor will withhold all applicable taxes and you will receive the portion of the Cash Bonus net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN PEOPLE’S REPUBLIC OF CHINA

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in the People’s Republic of China. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will withhold all applicable any income and social security taxes with respect to such income.

Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. KLA-Tencor will withhold all applicable taxes and you will receive the Cash Bonus net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN SINGAPORE

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Singapore. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. It is unlikely that the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will report the income but will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.

Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. You will be responsible for directly paying the applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN SOUTH KOREA

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in South Korea. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. It is unlikely that the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. You will be responsible for directly paying all applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN TAIWAN

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Taiwan. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement should not be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will report the income but will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.

Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.

Cash Bonus. The Cash Bonus will be subject to income tax and social security taxes. You will be responsible for directly paying all applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO

TAXATION IN THE UNITED KINGDOM

The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Bonuses or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in the United Kingdom. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.

We recommend that you consult with your tax advisor with respect to the tax consequences of your particular participation in the Offer, as the tax consequences to you depend on your individual tax situation.

Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.

Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.

Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement should not be a taxable event.

Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. KLA-Tencor will withhold all applicable income taxes and employee national insurance contributions with respect to such income. In addition, to the extent provided in the terms of your Eligible Option and/or any joint election you have entered into, you will be required to pay all employer national insurance contributions with respect to this income.

Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.

Cash Bonus. The Cash Bonus will be subject to income tax and employee national insurance contributions. KLA-Tencor will withhold all applicable taxes and contributions and you will receive the Cash Bonus net of such amounts.